UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 7, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2007, Supertel Limited Partnership, a limited partnership 97% owned by Supertel Hospitality, Inc., entered into a purchase agreement to purchase fifteen hotels, which are operated under the Masters Inn name, from entities in which two individuals own all or a majority of the capital stock. The purchase price for the hotels is $42,700,000, which Supertel intends to fund from existing credit facilities and new borrowings to be negotiated. The hotels are located in: Tuscaloosa, Alabama; Orlando, Florida; Kissimmee, Florida (2); Seffner, Florida; East Tampa, Florida; Doraville, Georgia; Marietta, Georgia; Tucker, Georgia; Augusta, Georgia; Garden City, Georgia; Mt. Pleasant, South Carolina; Charleston, South Carolina; and Cayce, South Carolina (2). The closing of the transaction is expected to occur on or about April 30, 2007, and is subject to customary closing conditions including inspections (i.e., property and title surveys, environmental surveys and appraisals), accuracy of representations and warranties and compliance with covenants and obligations under the purchase agreement and obtaining satisfactory financing.

The purchase agreement also provides for a management agreement (included as Exhibit 4(b)(iii) to the purchase agreement attached hereto as Exhibit 2.1) to be entered into at closing, pursuant to which the fifteen hotels will be managed by HLC Hotels, Inc. (an affiliate of the seller) for a two-year term at a management fee equal to five percent of the gross revenues derived from the operation of the hotels.

The description of the purchase agreement for the fifteen hotels is qualified in its entirety by the purchase agreement filed with this report as Exhibit 2.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1

Hotel Purchase Agreement, dated March 7, 2007, among MEI 1 Properties, LP, HLC 1 Properties, LP, HLC Atlanta Properties, LP, HLC ATLTU Properties, LLC, HLC ORLID Properties, LLC, HLC Kissimmee Properties, LP, HLC Main Gate Properties, LP, HLC Tampa Properties, LP, MEI 2 Properties, LP, RCL Properties, LLP, Masters Economy Inns, Inc., J. Roger Hammond, Charles M. Aimone and Supertel Limited Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: March 7, 2007	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
2.1

Hotel Purchase Agreement, dated March 7, 2007, among MEI 1 Properties, LP, HLC 1 Properties, LP, HLC Atlanta Properties, LP, HLC ATLTU Properties, LLC, HLC ORLID Properties, LLC, HLC Kissimmee Properties, LP, HLC Main Gate Properties, LP, HLC Tampa Properties, LP, MEI 2 Properties, LP, RCL Properties, LLP, Masters Economy Inns, Inc., J. Roger Hammond, Charles M. Aimone and Supertel Limited Partnership.